Supplement to the Prospectuses and Statement of Additional Information

CREDIT SUISSE EMERGING MARKETS FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

On August 15, 2007, the Board of Directors of Credit Suisse Emerging Markets Fund, Inc. (the "Fund") approved, subject to shareholder approval, a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby all of the Fund's assets would be liquidated and the Fund would subsequently be dissolved. In light of the Board's decision, shares of the Fund are no longer being offered effective August 31, 2007.

If the Plan is approved by shareholders, each shareholder of the Fund would receive a distribution in an amount equal to the Fund's net asset value per share on a payment date expected to be in the fourth quarter of 2007. Each shareholder may also receive previously declared and unpaid dividends and distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem Fund shares prior to the payment date. The liquidation, dissolution and termination of the Fund is subject to the completion of certain conditions, including the approval of the Plan by the Fund's shareholders. Proxy materials describing the Plan will be mailed to shareholders of the Fund in anticipation of a special meeting of shareholders to be held at a later date.

On August 20, 2007, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.

Dated: August 17, 2007	16-0807 for INTFUNDS-PRO-CMN EMK-PRO-LOAD 2007-017